UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

HILLTOP HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 23, 2020. HILLTOP HOLDINGS INC. We intend to hold our annual meeting in person, but we are actively monitoring the coronavirus (COVID-19) situation. We may impose additional procedures or limitations on meeting attendees (beyond those described in the proxy statement) or may decide to hold the meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting).Any such updates will be announced in advance via press release, posted on our website at ir.hilltop-holdings.com and filed with the Securities and Exchange Commission as additional proxy material. We encourage you to check our website prior to the meeting if you plan to attend. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. HILLTOP HOLDINGS INC. 6565 HILLCREST AVENUE DALLAS, TX 75205 proxy materials and voting instructions. D16365-P40730 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 28, 2020 Date: July 23, 2020Time: 10:00 AM Location: 6565 Hillcrest Avenue 5th floor Dallas,TX 75205

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Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:

01) Charlotte Jones Anderson
02) Rhodes R. Bobbitt
03) Tracy A. Bolt
04) J. Taylor Crandall
05) Charles R. Cummings
06) Hill A. Feinberg
07) Gerald J. Ford
08) Jeremy B. Ford
09) J. Markham Green
10) William T. Hill, Jr.
11) Lee Lewis
12) Andrew J. Littlefair
13) W. Robert Nichols, III
14) Kenneth D. Russell
15) A. Haag Sherman
16) Jonathan S. Sobel
17) Robert C. Taylor, Jr.
18) Carl B. Webb

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

2. Approval of the Hilltop Holdings Inc. 2020 Equity Incentive Plan.

3. Approval of the Hilltop Holdings Inc. Employee Stock Purchase Plan.

4. Non-binding advisory vote to approve executive compensation.

5. Ratification of the appointment of PricewaterhouseCoopers LLP as Hilltop Holdings Inc.'s independent registered public accounting firm for the 2020 fiscal year.

The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.

D16367-P40730

D16368-P40730